Exhibit 99.1

Summit Materials Shareholders Approve
Combination with Argos USA

DENVER (January 11, 2024) — Summit Materials, Inc. (NYSE: SUM, “Summit” or the “Company”) announced today that its shareholders have voted overwhelmingly to approve certain proposals related to the Transaction Agreement, dated September 7, 2023 (the “Transaction Agreement”) by and among the Company, Argos North America Corp. (“Argos USA,” the U.S. operations of Cementos Argos S.A. (CCB.CN, CEMARGOS CB) (“Cementos Argos”)), Cementos Argos, Argos SEM, LLC, and Valle Cement Investments, Inc. Approximately 98.82% of the votes cast at today’s Special Meeting of Stockholders voted to approve a proposal to issue 54,720,000 shares of Summit’s Class A common stock, par value $0.01 per share, to Cementos Argos and its affiliates at the closing of the transactions contemplated by the Transaction Agreement. Additionally, approximately 99.40% of the votes cast at today’s Special Meeting of Stockholders voted to approve a proposal to issue one share of Summit’s preferred stock, par value $0.01 per share, to Cementos Argos at the closing of the transactions contemplated by the Transaction Agreement. Each of these proposals are described in further detail in Summit’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 12, 2023 (the “Proxy Statement”).

“Today’s vote was a clear endorsement by Summit shareholders that they see the strong strategic and financial rationale behind this transformative transaction,” said Anne Noonan, Summit Materials President and CEO. “We are pleased to achieve this important milestone and as we move towards a seamless closing and integration of Argos USA, we look forward to delivering on the strategic and financial benefits we see for all of our stakeholders.”

The Transaction is expected to close on January 12, 2024, subject to the satisfaction of the remaining closing conditions set forth in the Transaction Agreement, which are described in further detail in the Proxy Statement.

On September 7, 2023, Summit Materials entered into a definitive agreement to combine with Argos USA. This combination creates the fourth-largest cement platform in the United States and accelerates Summit’s ‘Elevate Summit’ strategy. The combined business is expected to generate annual synergies of at least $100 million with approximately 50% delivered within the first 24 months. Additionally, the combination is expected to increase free cash flow per share by 15-25% thereby creating a powerful engine to reduce leverage and invest in organic and inorganic growth opportunities.

Advisors

Morgan Stanley & Co. LLC is acting as financial advisor and Davis Polk & Wardwell LLP and Davis Graham & Stubbs LLP are acting as legal counsel to Summit Materials.

About Summit Materials, Inc.

Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and non-residential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings (including the Proxy Statement); and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Cementos Argos; (ii) the outcome of any legal proceedings that may be instituted against us or Cementos Argos; (iii) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (iv) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Cementos Argos operate; (v) the ability to promptly and effectively integrate our business and the businesses of Cementos Argos; (vi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (vii) reputational risk and potential adverse reactions of our or Cementos Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (viii) the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction; (ix) the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and (x) the impact of the global COVID-19 pandemic on our or Cementos Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Contact Information

Andy Larkin

VP, Investor Relations

Summit Materials, Inc.
andy.larkin@summit-materials.com

720-618-6013

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